UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02739

Name of Fund:	BlackRock Basic Value Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Basic Value Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2021

Date of reporting period: 12/31/2020

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

(b) Not Applicable

DECEMBER 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Basic Value Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the coronavirus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. The results of the U.S. elections also cleared the way for additional stimulus spending in 2021, which is likely to be a solid tailwind for economic growth. Inflation should increase as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	22.16%	18.40%

U.S. small cap equities (Russell 2000® Index)	37.85	19.96

International equities (MSCI Europe, Australasia, Far East Index)	21.61	7.82

Emerging market equities (MSCI Emerging Markets Index)	31.14	18.31

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.67

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.87)	10.58

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.29	7.51

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.92	4.95

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.32	7.05

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2020	BlackRock Basic Value Fund, Inc.

Investment Objective

BlackRock Basic Value Fund, Inc.’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Fund believes are undervalued and therefore represent basic investment value.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2020, the Fund outperformed its benchmark, the Russell 1000® Value Index, except for Investor C Shares, which underperformed the benchmark.

What factors influenced performance?

The largest contributor to the Fund’s relative performance was stock selection in the information technology (“IT”) sector, reflected most notably in its selection decisions in the semiconductors & semiconductor equipment, IT services, and electronic equipment, instruments & components industries. Fund performance also received positive contributions from investment decisions in the consumer discretionary sector, particularly within the automobiles, specialty retail, and textiles, apparel & luxury goods industries. Lastly, stock selection and allocation decisions within financials and real estate added to relative performance.

The largest detractor from the Fund’s relative performance was stock selection and allocation in the health care sector. Specifically, stock selection among pharmaceuticals stocks detracted the most, while an overweight allocation to the health care providers & services industry also weighed on relative returns. Investing decisions in the communication services sector also detracted, including stock selection in wireless telecommunication services and the lack of a position in the entertainment industry. Other detractors from performance included stock selection in the utilities and consumer staples sectors.

During the period, the Fund experienced a large cash inflow that elevated its cash balance temporarily but was committed for pending transactions. The Fund’s cash balance had no material impact on Fund performance.

Describe recent portfolio activity.

During the period, the Fund increased its allocations to the IT, consumer discretionary, and financials sectors. It reduced its weightings to the energy, utilities, and health care sectors.

Describe portfolio positioning at period end.

The Fund’s largest absolute allocations were in the financials, health care, and IT sectors. Relative to the Russell 1000® Value Index, the Fund ended the period with the largest overweight exposure to health care, financials, and consumer discretionary. The Fund’s most significant underweight positions were in the industrials, real estate, and materials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2020 (continued)	BlackRock Basic Value Fund, Inc.

Performance Summary for the Period Ended December 31, 2020

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	23.20%	3.33%	N/A	8.81%	N/A	9.27%	N/A
Investor A	23.00	2.98	(2.43)%	8.50	7.34%	8.96	8.37%
Investor C	22.44	2.13	1.24	7.61	7.61	8.26	8.26
Class K	23.29	3.41	N/A	8.91	N/A	9.33	N/A
Class R	22.82	2.64	N/A	8.13	N/A	8.59	N/A
Russell 1000® Value Index(c)	22.75	2.80	N/A	9.74	N/A	10.50	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.
(c)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,232.00	$ 3.08		$ 1,000.00	$ 1,022.45	$ 2.79		0.55%
Investor A	1,000.00	1,230.00	4.75		1,000.00	1,020.94	4.31		0.85
Investor C	1,000.00	1,224.40	9.81		1,000.00	1,016.38	8.90		1.75
Class K	1,000.00	1,232.90	2.57		1,000.00	1,022.90	2.33		0.46
Class R	1,000.00	1,228.20	6.49		1,000.00	1,019.38	5.88		1.16

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Citigroup, Inc.	4%
Wells Fargo & Co.	3
General Motors Co.	3
Verizon Communications, Inc.	3
BAE Systems PLC, ADR	2
Dollar Tree, Inc.	2
Cisco Systems, Inc.	2
Comcast Corp., Class A	2
American International Group, Inc.	2
Unilever PLC, ADR	2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Financials	22%
Health Care	17
Information Technology	10
Consumer Discretionary	10
Communication Services	10
Industrials	9
Consumer Staples	7
Energy	5
Utilities	5
Materials	3
Real Estate	1
Short-Term Securities	2
Liabilities in Excess of Other Assets	(1)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

F U N D S U M M A R Y	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of February 4, 2015 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver, if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver, if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2020 and held through December 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) December 31, 2020	BlackRock Basic Value Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 4.4%
Airbus SE(a)	242,810	$26,646,991
BAE Systems PLC, ADR(b)	1,677,746	45,550,804
Huntington Ingalls Industries, Inc.	55,050	9,384,924

		81,582,719

Automobiles — 2.7%
General Motors Co.	1,205,420	50,193,689

Banks — 9.5%
Bank of America Corp.	732,662	22,206,985
Citigroup, Inc.	1,115,847	68,803,126
JPMorgan Chase & Co.	241,648	30,706,211
Wells Fargo & Co.	1,804,452	54,458,362

		176,174,684

Beverages — 1.0%
Coca-Cola Co.	333,140	18,269,398

Biotechnology — 0.5%
Biogen, Inc.(a)	37,103	9,085,040

Capital Markets — 2.7%
Evercore, Inc., Class A	128,920	14,134,789
Morgan Stanley	517,996	35,498,266

		49,633,055

Chemicals — 3.2%
Axalta Coating Systems Ltd.(a)(b)	1,134,960	32,403,108
Corteva, Inc.	711,271	27,540,413

		59,943,521

Communications Equipment — 2.4%
Cisco Systems, Inc.	996,854	44,609,216

Consumer Finance — 2.9%
Ally Financial, Inc.	423,332	15,096,019
Capital One Financial Corp.	402,663	39,803,238

		54,899,257

Diversified Financial Services — 2.5%
Berkshire Hathaway, Inc., Class B(a)	107,030	24,817,046
Equitable Holdings, Inc.	855,976	21,904,426

		46,721,472

Diversified Telecommunication Services — 2.6%
Verizon Communications, Inc.	818,715	48,099,506

Electric Utilities — 2.5%
Edison International	139,414	8,757,987
Exelon Corp.	433,122	18,286,411
PG&E Corp.(a)	804,570	10,024,942
PPL Corp.	360,270	10,159,614

		47,228,954

Electrical Equipment — 0.6%
Siemens Energy AG(a)	298,340	10,934,012

Electronic Equipment, Instruments & Components — 0.7%
Flex Ltd.(a)	711,736	12,797,013

Food Products — 1.0%
Danone SA	274,900	18,090,113

Health Care Equipment & Supplies — 4.2%
DENTSPLY SIRONA, Inc.	269,560	14,114,161
Koninklijke Philips NV, NY Shares(a)(b)	611,852	33,144,023
Medtronic PLC	105,179	12,320,668
Zimmer Biomet Holdings, Inc.	116,400	17,936,076

		77,514,928

Security	Shares	Value

Health Care Providers & Services — 7.0%
Anthem, Inc.	120,490	$38,688,134
Cigna Corp.	160,435	33,399,358
CVS Health Corp.	381,740	26,072,842
Laboratory Corp. of America Holdings(a)	93,231	18,977,170
McKesson Corp.	76,540	13,311,837

		130,449,341

Industrial Conglomerates — 2.4%
General Electric Co.	2,605,716	28,141,733
Siemens AG, ADR(b)	225,850	16,213,771

		44,355,504

Insurance — 4.6%
American International Group, Inc.	1,155,634	43,752,303
Arthur J. Gallagher & Co.	20,790	2,571,931
Brighthouse Financial, Inc.(a)	140,676	5,093,174
Fidelity National Financial, Inc.	482,390	18,856,625
First American Financial Corp.	200,090	10,330,647
Reinsurance Group of America, Inc.	38,230	4,430,857

		85,035,537

Interactive Media & Services — 1.7%
Alphabet, Inc., Class A(a)	13,084	22,931,542
Facebook, Inc., Class A(a)	33,600	9,178,176

		32,109,718

Internet & Direct Marketing Retail — 0.4%
Alibaba Group Holding Ltd., ADR(a)	35,300	8,215,369

IT Services — 3.6%
CACI International, Inc., Class A(a)	37,420	9,329,929
Cognizant Technology Solutions Corp., Class A	294,774	24,156,729
FleetCor Technologies, Inc.(a)	84,470	23,045,950
Leidos Holdings, Inc.	106,500	11,195,280

		67,727,888

Media — 3.4%
Comcast Corp., Class A	843,261	44,186,877
Fox Corp., Class A	666,610	19,411,683

		63,598,560

Multiline Retail — 2.4%
Dollar Tree, Inc.	419,606	45,334,232

Multi-Utilities — 2.2%
Ameren Corp.	118,400	9,242,304
NiSource, Inc.	588,290	13,495,373
Public Service Enterprise Group, Inc.	302,940	17,661,402

		40,399,079

Oil, Gas & Consumable Fuels — 5.3%
BP PLC, ADR	769,655	15,793,321
ConocoPhillips	494,187	19,762,538
Equinor ASA, ADR	296,690	4,871,650
Marathon Petroleum Corp.	899,395	37,198,977
Pioneer Natural Resources Co.	192,950	21,975,075

		99,601,561

Personal Products — 2.3%
Unilever PLC, ADR	702,852	42,424,147

Pharmaceuticals — 5.4%
Bayer AG, Registered Shares	600,490	35,375,585
Elanco Animal Health, Inc.(a)	414,850	12,723,449
Sanofi, ADR	793,740	38,567,827
Viatris, Inc.(a)	740,532	13,877,570

		100,544,431

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) December 31, 2020	BlackRock Basic Value Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services — 1.1%
Robert Half International, Inc.	343,062	$21,434,514

Real Estate Management & Development — 0.9%
Howard Hughes Corp(a)	220,130	17,374,861

Semiconductors & Semiconductor Equipment — 0.9%
Applied Materials, Inc.	61,377	5,296,835
NXP Semiconductors NV	74,880	11,906,669

		17,203,504

Software — 2.4%
CDK Global, Inc.	484,730	25,123,556
Open Text Corp.	415,390	18,883,629

		44,007,185

Specialty Retail — 1.9%
Lowe’s Cos., Inc.	63,260	10,153,863
Ross Stores, Inc.	164,590	20,213,298
TJX Cos., Inc.	82,470	5,631,876

		35,999,037

Technology Hardware, Storage & Peripherals — 0.4%
Samsung Electronics Co. Ltd., GDR	3,870	7,038,715

Textiles, Apparel & Luxury Goods — 2.7%
Gildan Activewear, Inc.	871,767	24,418,194
Ralph Lauren Corp.	223,408	23,176,346
Skechers U.S.A., Inc., Class A(a)	52,398	1,883,184

		49,477,724

Tobacco — 2.3%
Altria Group, Inc.	714,965	29,313,565
British American Tobacco PLC, ADR	367,730	13,786,198

		43,099,763

Security	Shares	Value

Wireless Telecommunication Services — 2.1%
Telephone & Data Systems, Inc.	1,355,820	$25,177,577
Vodafone Group PLC, ADR	813,570	13,407,634

		38,585,211

Total Long-Term Investments — 98.8% (Cost: $1,511,980,465)		1,839,792,458

Short-Term Securities(c)(d)

Money Market Funds — 2.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%	18,140,827	18,140,827
SL Liquidity Series, LLC, Money Market Series, 0.17%(e)	24,155,468	24,162,715

Total Short-Term Securities — 2.3% (Cost: $42,303,331)		42,303,542

Total Investments — 101.1% (Cost: $1,554,283,796)		1,882,096,000

Liabilities in Excess of Other Assets — (1.1)%		(21,235,065)

Net Assets — 100.0%		$1,860,860,935

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended December 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/20	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$2,784,861	$15,355,966	(a)	$—	$—	$—	$18,140,827	18,140,827	$2,803		$—
SL Liquidity Series, LLC, Money Market Series	248,916	23,918,551	(a)	—	(4,646)	(106)	24,162,715	24,155,468	17,642	(b)	—

					$(4,646)	$(106)	$42,303,542		$20,445		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

8	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2020	BlackRock Basic Value Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$54,935,728	$26,646,991	$—	$81,582,719
Automobiles	50,193,689	—	—	50,193,689
Banks	176,174,684	—	—	176,174,684
Beverages	18,269,398	—	—	18,269,398
Biotechnology	9,085,040	—	—	9,085,040
Capital Markets	49,633,055	—	—	49,633,055
Chemicals	59,943,521	—	—	59,943,521
Communications Equipment	44,609,216	—	—	44,609,216
Consumer Finance	54,899,257	—	—	54,899,257
Diversified Financial Services	46,721,472	—	—	46,721,472
Diversified Telecommunication Services	48,099,506	—	—	48,099,506
Electric Utilities	47,228,954	—	—	47,228,954
Electrical Equipment	10,934,012	—	—	10,934,012
Electronic Equipment, Instruments & Components	12,797,013	—	—	12,797,013
Food Products	—	18,090,113	—	18,090,113
Health Care Equipment & Supplies	77,514,928	—	—	77,514,928
Health Care Providers & Services	130,449,341	—	—	130,449,341
Industrial Conglomerates	44,355,504	—	—	44,355,504
Insurance	85,035,537	—	—	85,035,537
Interactive Media & Services	32,109,718	—	—	32,109,718
Internet & Direct Marketing Retail	8,215,369	—	—	8,215,369
IT Services	67,727,888	—	—	67,727,888
Media	63,598,560	—	—	63,598,560
Multiline Retail	45,334,232	—	—	45,334,232
Multi-Utilities	40,399,079	—	—	40,399,079
Oil, Gas & Consumable Fuels	99,601,561	—	—	99,601,561
Personal Products	42,424,147	—	—	42,424,147
Pharmaceuticals	65,168,846	35,375,585	—	100,544,431
Professional Services	21,434,514	—	—	21,434,514
Real Estate Management & Development	17,374,861	—	—	17,374,861
Semiconductors & Semiconductor Equipment	17,203,504	—	—	17,203,504
Software	44,007,185	—	—	44,007,185
Specialty Retail	35,999,037	—	—	35,999,037
Technology Hardware, Storage & Peripherals	—	7,038,715	—	7,038,715
Textiles, Apparel & Luxury Goods	49,477,724	—	—	49,477,724
Tobacco	43,099,763	—	—	43,099,763
Wireless Telecommunication Services	38,585,211	—	—	38,585,211
Short-Term Securities
Money Market Funds	18,140,827	—	—	18,140,827

	$1,770,781,881	$87,151,404	$—	1,857,933,285

Investments Valued at NAV(a)				24,162,715

				$1,882,096,000

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	9

Statement of Assets and Liabilities (unaudited)

December 31, 2020

BlackRock Basic Value Fund, Inc.

ASSETS
Investments at value — unaffiliated(a)(b)	$1,839,792,458
Investments at value — affiliated(c)	42,303,542
Cash	42,739
Receivables:
Investments sold	11,662,776
Securities lending income — affiliated	2,601
Capital shares sold	483,900
Dividends — affiliated	460
Dividends — unaffiliated	2,743,088
Prepaid expenses	122,980

Total assets	1,897,154,544

LIABILITIES
Collateral on securities loaned at value	24,172,650
Payables:
Investments purchased	7,138,415
Capital shares redeemed	3,544,363
Investment advisory fees	656,011
Directors’ and Officer’s fees	7,899
Other accrued expenses	494,380
Other affiliate fees	55,620
Service and distribution fees	224,271

Total liabilities	36,293,609

NET ASSETS	$1,860,860,935

NET ASSETS CONSIST OF
Paid-in capital	$1,528,400,643
Accumulated earnings	332,460,292

NET ASSETS	$1,860,860,935

(a) Investments at cost — unaffiliated	$1,511,980,465
(b) Securities loaned at value	$23,417,982
(c) Investments at cost — affiliated	$42,303,331

10	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited) (continued)

December 31, 2020

BlackRock Basic Value Fund, Inc.
NET ASSET VALUE

Institutional
Net assets	$869,559,830

Shares outstanding	45,890,230

Net asset value	$18.95

Shares authorized	400 million

Par value	$0.10

Investor A
Net assets	$964,512,248

Shares outstanding	51,821,242

Net asset value	$18.61

Shares authorized	200 million

Par value	$0.10

Investor C
Net assets	$15,999,317

Shares outstanding	1,037,038

Net asset value	$15.43

Shares authorized	200 million

Par value	$0.10

Class K
Net assets	$4,986,382

Shares outstanding	263,154

Net asset value	$18.95

Shares authorized	200 million

Par value	$0.10

Class R
Net assets	$5,803,158

Shares outstanding	343,123

Net asset value	$16.91

Shares authorized	400 million

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statement of Operations (unaudited)

Six Months Ended December 31, 2020

BlackRock Basic Value Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$20,349,431
Dividends — affiliated	2,803
Securities lending income — affiliated — net	17,642
Foreign taxes withheld	(248,244)

Total investment income	20,121,632

EXPENSES
Investment advisory	3,479,681
Service and distribution — class specific	1,239,092
Transfer agent — class specific	998,244
Custodian	99,680
Accounting services	74,098
Registration	52,085
Professional	46,350
Printing and postage	24,495
Directors and Officer	7,643
Miscellaneous	17,516

Total expenses	6,038,884
Less:
Fees waived and/or reimbursed by the Manager	(5,173)

Total expenses after fees waived and/or reimbursed	6,033,711

Net investment income	14,087,921

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	52,770,343
Investments — affiliated	(4,646)
Foreign currency transactions	146,207

52,911,904

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	296,679,751
Investments — affiliated	(106)
Foreign currency translations	4,225

296,683,870

Net realized and unrealized gain	349,595,774

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$363,683,695

See notes to financial statements.

12	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Basic Value Fund, Inc.

	Six Months Ended 12/31/20 (unaudited)	Year Ended 06/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,087,921	$39,167,109
Net realized gain	52,911,904	208,812,983
Net change in unrealized appreciation (depreciation)	296,683,870	(407,731,602)

Net increase (decrease) in net assets resulting from operations	363,683,695	(159,751,510)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(89,671,195)	(92,472,643)
Investor A	(113,925,022)	(126,526,564)
Investor C	(2,855,147)	(7,969,735)
Class K	(593,300)	(637,710)
Class R	(860,617)	(995,061)

Decrease in net assets resulting from distributions to shareholders	(207,905,281)	(228,601,713)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	166,190,099	(201,014,672)

NET ASSETS
Total increase (decrease) in net assets	321,968,513	(589,367,895)
Beginning of period	1,538,892,422	2,128,260,317

End of period	$1,860,860,935	$1,538,892,422

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Financial Highlights

(For a share outstanding throughout each period)

		BlackRock Basic Value Fund, Inc.

		Institutional

	Six Months Ended 12/31/20 (unaudited)
			Year Ended June 30,
			2020	2019		2018	2017	2016

Net asset value, beginning of period	$17.58		$21.86	$26.33		$25.18	$23.24	$27.88

Net investment income(a)	0.16		0.47	0.53		0.46	0.39	0.44
Net realized and unrealized gain (loss)	3.56		(2.07)	0.57		1.95	2.37	(1.79)

Net increase (decrease) from investment operations	3.72		(1.60)	1.10		2.41	2.76	(1.35)

Distributions(b)
From net investment income		(0.40)	(0.58)	(0.53)		(0.45)	(0.45)	(0.43)
From net realized gain		(1.95)	(2.10)	(5.04)		(0.81)	(0.37)	(2.86)

Total distributions		(2.35)	(2.68)	(5.57)		(1.26)	(0.82)	(3.29)

Net asset value, end of period	$18.95		$17.58	$21.86		$26.33	$25.18	$23.24

Total Return(c)
Based on net asset value	23.20	%(d)	(8.97)%	5.33%		9.65%	11.87%	(3.94)%

Ratios to Average Net Assets
Total expenses	0.55	%(e)	0.53%	0.53	%(f)	0.55%	0.54%	0.55%

Total expenses after fees waived and/or reimbursed	0.55	%(e)	0.53%	0.53	%(f)	0.55%	0.54%	0.55%

Net investment income	1.87	%(e)	2.37%	2.27	%(f)	1.77%	1.58%	1.84%

Supplemental Data
Net assets, end of period (000)	$869,560		$642,221	$897,982		$1,104,701	$1,689,349	$1,738,222

Portfolio turnover rate		41%	73%	34%		30%	26%	42%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

14	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Basic Value Fund, Inc. (continued)

		Investor A

	Six Months Ended 12/31/20 (unaudited)
			Year Ended June 30,
			2020	2019		2018	2017	2016

Net asset value, beginning of period	$17.28		$21.53	$26.01		$24.88	$22.97	$27.59

Net investment income(a)	0.14		0.40	0.46		0.38	0.32	0.37
Net realized and unrealized gain (loss)	3.49		(2.04)	0.56		1.94	2.34	(1.77)

Net increase (decrease) from investment operations	3.63		(1.64)	1.02		2.32	2.66	(1.40)

Distributions(b)
From net investment income		(0.35)	(0.51)	(0.46)		(0.38)	(0.38)	(0.36)
From net realized gain		(1.95)	(2.10)	(5.04)		(0.81)	(0.37)	(2.86)

Total distributions		(2.30)	(2.61)	(5.50)		(1.19)	(0.75)	(3.22)

Net asset value, end of period	$18.61		$17.28	$21.53		$26.01	$24.88	$22.97

Total Return(c)
Based on net asset value	23.00	%(d)	(9.26)%	5.02%		9.37%	11.57%	(4.22)%

Ratios to Average Net Assets
Total expenses	0.85	%(e)	0.83%	0.82	%(f)	0.82%	0.82%	0.83%

Total expenses after fees waived and/or reimbursed	0.85	%(e)	0.83%	0.81	%(f)	0.82%	0.82%	0.83%

Net investment income	1.58	%(e)	2.06%	1.98	%(f)	1.47%	1.30%	1.56%

Supplemental Data
Net assets, end of period (000)	$964,512		$844,138	$1,145,675		$1,271,484	$1,509,458	$1,503,837

Portfolio turnover rate		41%	73%	34%		30%	26%	42%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Basic Value Fund, Inc. (continued)

		Investor C

	Six Months Ended 12/31/20 (unaudited)
			Year Ended June 30,
			2020	2019		2018	2017	2016

Net asset value, beginning of period	$14.53		$18.49	$22.97		$21.97	$20.37	$24.84

Net investment income(a)	0.04		0.20	0.24		0.15	0.12	0.16
Net realized and unrealized gain (loss)	2.91		(1.71)	0.48		1.71	2.06	(1.60)

Net increase (decrease) from investment operations	2.95		(1.51)	0.72		1.86	2.18	(1.44)

Distributions(b)
From net investment income		(0.10)	(0.35)	(0.16)		(0.05)	(0.21)	(0.17)
From net realized gain		(1.95)	(2.10)	(5.04)		(0.81)	(0.37)	(2.86)

Total distributions		(2.05)	(2.45)	(5.20)		(0.86)	(0.58)	(3.03)

Net asset value, end of period	$15.43		$14.53	$18.49		$22.97	$21.97	$20.37

Total Return(c)
Based on net asset value	22.44	%(d)	(10.01)%	4.21%		8.49%	10.68%	(4.96)%

Ratios to Average Net Assets
Total expenses	1.75	%(e)	1.65%	1.61	%(f)	1.64%	1.61%	1.62%

Total expenses after fees waived and/or reimbursed	1.75	%(e)	1.65%	1.61	%(f)	1.64%	1.61%	1.62%

Net investment income	0.58	%(e)	1.23%	1.15	%(f)	0.67%	0.55%	0.76%

Supplemental Data
Net assets, end of period (000)	$15,999		$41,370	$68,752		$115,948	$163,671	$355,558

Portfolio turnover rate		41%	73%	34%		30%	26%	42%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

16	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Basic Value Fund, Inc. (continued)

		Class K

	Six Months Ended 12/31/20 (unaudited)
			Year Ended June 30,
			2020	2019		2018	2017	2016

Net asset value, beginning of period	$17.58		$21.87	$26.35		$25.19	$23.26	$27.90

Net investment income(a)	0.17		0.48	0.55		0.51	0.43	0.46
Net realized and unrealized gain (loss)	3.57		(2.07)	0.57		1.94	2.35	(1.78)

Net increase (decrease) from investment operations	3.74		(1.59)	1.12		2.45	2.78	(1.32)

Distributions(b)
From net investment income		(0.42)	(0.60)	(0.56)		(0.48)	(0.48)	(0.46)
From net realized gain		(1.95)	(2.10)	(5.04)		(0.81)	(0.37)	(2.86)

Total distributions		(2.37)	(2.70)	(5.60)		(1.29)	(0.85)	(3.32)

Net asset value, end of period	$18.95		$17.58	$21.87		$26.35	$25.19	$23.26

Total Return(c)
Based on net asset value	23.29	%(d)	(8.94)%	5.42%		9.81%	11.93%	(3.86)%

Ratios to Average Net Assets
Total expenses	0.46	%(e)	0.45%	0.45	%(f)	0.44%	0.44%	0.44%

Total expenses after fees waived and/or reimbursed	0.46	%(e)	0.45%	0.45	%(f)	0.44%	0.44%	0.44%

Net investment income	1.96	%(e)	2.44%	2.33	%(f)	1.99%	1.72%	1.95%

Supplemental Data
Net assets, end of period (000)	$4,986		$4,427	$5,128		$9,240	$60,153	$72,584

Portfolio turnover rate		41%	73%	34%		30%	26%	42%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Basic Value Fund, Inc. (continued)

		Class R

	Six Months Ended 12/31/20 (unaudited)
			Year Ended June 30,
			2020	2019		2018	2017	2016

Net asset value, beginning of period	$15.87		$19.96	$24.48		$23.48	$21.73	$26.29

Net investment income(a)	0.10		0.31	0.35		0.28	0.23	0.28
Net realized and unrealized gain (loss)	3.18		(1.88)	0.52		1.83	2.21	(1.70)

Net increase (decrease) from investment operations	3.28		(1.57)	0.87		2.11	2.44	(1.42)

Distributions(b)
From net investment income		(0.29)	(0.42)	(0.35)		(0.30)	(0.32)	(0.28)
From net realized gain		(1.95)	(2.10)	(5.04)		(0.81)	(0.37)	(2.86)

Total distributions		(2.24)	(2.52)	(5.39)		(1.11)	(0.69)	(3.14)

Net asset value, end of period	$16.91		$15.87	$19.96		$24.48	$23.48	$21.73

Total Return(c)
Based on net asset value	22.82	%(d)	(9.60)%	4.67%		9.02%	11.19%	(4.53)%

Ratios to Average Net Assets
Total expenses	1.16	%(e)	1.17%	1.15	%(f)	1.16%	1.16%	1.15%

Total expenses after fees waived and/or reimbursed	1.16	%(e)	1.17%	1.15	%(f)	1.16%	1.15%	1.15%

Net investment income	1.27	%(e)	1.72%	1.65	%(f)	1.15%	0.98%	1.24%

Supplemental Data
Net assets, end of period (000)	$5,803		$6,736	$10,725		$12,236	$15,623	$16,577

Portfolio turnover rate		41%	73%	34%		30%	26%	42%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

18	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Basic Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Statement of Assets and Liabilities.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (unaudited) (continued)

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2020, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral

20	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount

Barclays Capital, Inc.	$ 290,505	$ (290,505)	$—
Citigroup Global Markets, Inc.	868,482	(868,482)	—
Goldman Sachs & Co.	294,339	(294,339)	—
J.P. Morgan Securities LLC	21,964,656	(21,964,656)	—

	$23,417,982	$(23,417,982)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $100 million	0.60%
$100 million - $200 million	0.50
Greater than $200 million	0.40

For the six months ended December 31, 2020, the Fund reimbursed the Manager $9,620 for certain accounting services, which is included in accounting services in the Statement of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (unaudited) (continued)

Service and Distribution Fees: The Fund entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended December 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total

Service and distribution fees — class specific	$ 1,112,666	$ 111,528	$ 14,898	$ 1,239,092

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended December 31, 2020, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended December 31, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$ 10,811	$ 13,669	$ 1,889	$ 17	$ 46	$ 26,432

For the six months ended December 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Transfer agent fees — class specific	$ 337,338	$ 621,854	$ 33,039	$ 15	$ 5,998	$ 998,244

Other Fees: For the six months ended December 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $3,576.

For the six months ended December 31, 2020, affiliates received CDSCs as follows:

Share Class	Amounts
Investor A	$599
Investor C	441

$1,040

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through October 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to October 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended December 31, 2020, the amount waived was $5,173.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through October 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended December 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses of Class R Shares to 1.22% as a percentage of average daily net assets, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”).The Manager has agreed not to reduce or discontinue this contractual expense limitation through October 31, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended December 31, 2020, there were no investment advisory fees waived and/or reimbursed by the Manager pursuant to this agreement.

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Notes to Financial Statements (unaudited) (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC (“Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended December 31, 2020, the Fund paid BIM $4,111 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended December 31, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended December 31, 2020, purchases and sales of investments, excluding short-term investments, were $667,515,848 and $702,282,966, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (unaudited) (continued)

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$1,570,571,179

Gross unrealized appreciation	$368,240,955
Gross unrealized depreciation	(56,716,134)

Net unrealized appreciation (depreciation)	$311,524,821

8.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended December 31, 2020, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

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Notes to Financial Statements (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 12/31/20		Year Ended 06/30/20

Share Class	Shares	Amounts	Shares	Amounts

Institutional

Shares sold	12,855,595	$210,882,197	4,461,441	$88,855,777

Shares issued in reinvestment of distributions	4,753,571	80,346,267	3,990,921	80,856,067

Shares redeemed	(8,253,692)	(144,911,162)	(12,987,649)	(266,414,753)

	9,355,474	$146,317,302	(4,535,287)	$(96,702,909)

Investor A

Shares sold and automatic conversion of shares	2,972,466	$51,726,564	4,292,631	$79,440,464

Shares issued in reinvestment of distributions	6,353,285	104,975,989	5,827,498	116,258,593

Shares redeemed	(6,353,992)	(108,969,304)	(14,473,999)	(284,350,850)

	2,971,759	$47,733,249	(4,353,870)	$(88,651,793)

Investor C

Shares sold	108,888	$1,618,908	213,421	$3,434,848

Shares issued in reinvestment of distributions	200,932	2,743,127	442,480	7,455,786

Shares redeemed and automatic conversion of shares	(2,120,626)	(31,135,360)	(1,527,099)	(24,866,967)

	(1,810,806)	$(26,773,325)	(871,198)	$(13,976,333)

Class K

Shares sold	33,450	$578,541	105,132	$2,032,804

Shares issued in reinvestment of distributions	35,221	593,300	31,476	637,710

Shares redeemed	(57,299)	(1,003,803)	(119,271)	(2,329,502)

	11,372	$168,038	17,337	$341,012

Class R

Shares sold	61,075	$963,820	121,279	$2,199,835

Shares issued in reinvestment of distributions	57,412	860,617	54,197	995,061

Shares redeemed	(199,737)	(3,079,602)	(288,452)	(5,219,545)

	(81,250)	$(1,255,165)	(112,976)	$(2,024,649)

	10,446,549	$166,190,099	(9,855,994)	$(201,014,672)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Basic Value Fund, Inc. (the “Fund”) has adopted and implemented a liquidity risk management program (the “Program”) which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Fund met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	27

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

28	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	29

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BV-12/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Basic Value Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc.

Date: February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc.

Date: February 26, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Basic Value Fund, Inc.

Date: February 26, 2021